UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 27, 2021

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COMMUNITY WEST BANCSHARES

(Exact name of registrant as specified in its charter)

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California	000-23575	77-0446957
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

445 Pine Avenue

Goleta, California 93117

(Address of Principal Executive Offices) (Zip Code)

(805) 692-5821

(Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CWBC	NASDAQ

Item 8.01. Other Events.

On August 27, 2021 the Company issued a Press Release titled “Community West Bancshares Authorizes Extension to Stock Repurchase Plan.” A copy of the press release is “furnished” as Exhibit 99.1 to this Current Report on Form 8-K. The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or incorporated by reference in any filings under the Securities Act of 1933 or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements. – not applicable
(b) Pro forma financial statements. – not applicable
(c) Shell Company Transactions. – not applicable
(d) Exhibits

The following exhibit is being furnished herewith:

99.1	Press Release dated August 27, 2021, titled “Community West Bancshares Authorizes Extension to Stock Repurchase Plan.”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY WEST BANCSHARES

Date: August 27, 2021	By:	/s/ Susan C. Thompson
Susan C. Thompson
Executive Vice President and Chief Financial Officer